UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2010
MedAssets, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33881	51-0391128
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 North Point Center E. Suite 200
Alpharetta, Georgia	30022
(Address of Principal	(Zip Code)
Executive Offices)
Registrant’s telephone number, including area code 678-323-2500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant.
(a) Dismissal of Principal Accountant
     On March 2, 2010, MedAssets, Inc. (the “Company”) dismissed BDO Seidman, LLP as independent registered public accounting firm for the Company. The decision to dismiss BDO Seidman, LLP was approved by the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company.
     BDO Seidman, LLP’s audit reports on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
     During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K (i) there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO Seidman, LLP’s satisfaction, would have caused BDO Seidman, LLP to make reference to the subject matter in connection with their reports on the Company’s consolidated financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
     The Company has provided BDO Seidman, LLP with a copy of the disclosures in this Current Report on Form 8-K and has requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BDO Seidman, LLP agrees with the Company’s statements in this Item 4.01(a). Attached as Exhibit 16.1 hereto is a copy of BDO Seidman, LLP’s letter stating its agreement with such statements.
(b) Engagement of Principal Accountant
     On March 2, 2010, KPMG LLP was engaged to serve as the Company’s independent registered public accounting firm and the change in auditors became effective on March 2, 2010. The decision to engage KPMG LLP was approved by the Audit Committee. KPMG LLP will review the Company’s consolidated financial statements beginning with the fiscal quarter ending March 31, 2010, and will audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2010.
     During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company, nor any party on the Company’s behalf, consulted KPMG LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

16.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated March 8, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAssets, Inc.
March 8, 2010	By:	/s/ L. Neil Hunn
		Name:	L. Neil Hunn
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated March 8, 2010